                                GROWTH PORTFOLIO
                                NEUBERGER BERMAN
                           ADVISERS MANAGEMENT TRUST
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2000

                                                                    A0079  08/00

PORTFOLIO MANAGERS' COMMENTARY
Neuberger Berman Advisers Management Trust                         June 30, 2000
--------------------------------------------------------------------------------
          Growth Portfolio
   JENNIFER SILVER & BROOKE COBB, PORTFOLIO CO-MANAGERS

   With a 14.26% return, the Neuberger Berman AMT Growth Portfolio modestly outperformed its Russell Midcap Growth Index benchmark (12.15% return) in the first half of 2000.(1) In general, our technology, healthcare, energy and utilities investments posted strong gains. On average, our consumer oriented holdings disappointed.
   Technology stock volatility was the big story in the first half of 2000. For the first two months of the year, investors seemingly couldn't get enough of technology. Beginning in the middle of March, they couldn't get rid of it fast enough. The sharp correction was largely indiscriminate. Almost everything with a technology label sold off, regardless of earnings dynamics. Tech stocks began rebounding in late May and rallied through June, but the advance was much more selective. Technology stocks that delivered on their earnings promise excelled and those that didn't were left stranded.
   With more than half of its assets devoted to technology stocks (54.7% of total equity market value), the portfolio followed this performance pattern. Prior to the tech stock correction, the portfolio was up approximately 40%. Near the tech sector's bottom, it was down about 10%. The earnings-driven tech stock rally helped the portfolio close the reporting period with a solid gain. It is worth noting that the Nasdaq Composite Index, the most widely followed tech stock benchmark, finished the first half of 2000 with a -2.54% loss.
   Our focus has been on what we call "new technology" companies, most notably those providing the materials and tools to build high speed communications systems and the Internet infrastructure. These companies are earning good money and we believe they can continue to grow earnings at consistently attractive rates that meet or beat consensus earnings projections. We avoided the profitless "dot-coms," and more cyclical "old technology" companies, which we believed were vulnerable to earnings disappointments. While this strategy wasn't as helpful as we had hoped during the indiscriminate technology stock correction, it certainly benefited the portfolio in the earnings-driven rally at the end of this reporting period.
   Our health care investments (12.6% of total equity market value) also prospered. Similar to our approach to the technology sector, we focused on companies providing new products and services, particularly biotechnology and genomic companies. This group was also volatile, but once again companies that delivered superior earnings performed exceptionally well, while those that proved more sizzle than substance faded. Although the portfolio had modest weightings in energy (4.3% of total equity market value) and utilities (3.7% of total equity market value), our investments in these sectors delivered excellent returns.
   Our consumer cyclicals and consumer staples holdings (4.0% and 8.2% of total equity market value, respectively) disappointed. Several portfolio companies reported earnings shortfalls and, true to our discipline, we eliminated them from the portfolio. The vast majority of our selections met or surpassed earnings projections, but still declined as investors abandoned the group in fear that higher interest rates would restrain profitability. With the background of rising interest rates, we have been particularly diligent in researching our consumer sector investments. We believe they will continue to pass earnings muster, and in some cases, post pleasant earnings surprises. We put these stocks in our "stored value" category--stocks that have not yet been rewarded for good earnings gains.

   Looking ahead, we believe interest rates will stabilize and that the economy will continue to expand, albeit at a slower, more sustainable rate. Leading economic indicators including housing starts and new home sales are decelerating. The most recent employment numbers were more benign and the latest data from the National Association of Purchasing Managers also helped ease inflationary concerns. The Federal Reserve spared us another interest rate hike at its June meetings. We believe technology will remain the economy's strongest growth engine. In 1998-99, a lot of tech spending went to making systems ready for the year transition to the year 2000. Over the next several years, we believe tech spending will turn to building high-speed communications systems and further developing Internet capabilities. We believe the portfolio is well positioned to catch this wave of spending.
   In closing, the portfolio has all the fundamental characteristics we favor. Company earnings of the stocks in the Portfolio are projected by analysts to grow 35% over the next 5 years. If we can maintain our high "meet or beat" consensus earnings forecast batting average, we believe the portfolio will continue to excel.

Sincerely,

/S/ JENNIFER SILVER                       /S/ BROOKE COBB
Jennifer Silver                           Brooke Cobb
PORTFOLIO CO-MANAGER                      PORTFOLIO CO-MANAGER

(1)66.80%, 24.76%, and 16.99% were the average annual total returns for the 1-, 5-, and 10-year periods ended June 30, 2000. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gains distributions. Performance data quoted represents past performance and the investment return principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. The performance information does not reflect fees and expenses charged under the variable insurance contracts.

   The Russell Midcap-TM- Growth Index measures the performance of those Russell Midcap-TM- Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000-Registered Trademark-Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest in any index. Data about the performance of this index are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described index.

   The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

   The composition, industries and holdings of the Portfolio are subject to change.

   Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of the AMT Portfolios may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

SCHEDULE OF INVESTMENTS
Neuberger Berman Advisers Management Trust             June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------
          Growth Portfolio

       Number                                              Market
      of Shares                                           Value(1)
---------------------                                   ------------
                       COMMON STOCKS (93.7%)
BUSINESS SERVICES (3.5%)
         399,800       Concord EFS                      $ 10,394,800
         139,100       CSG Systems International           7,798,294
         178,900       Fiserv, Inc.                        7,737,425
          76,100       Tektronix, Inc.                     5,631,400
                                                        ------------
                                                          31,561,919
                                                        ------------
CAPITAL GOODS (1.3%)
          95,300       Waters Corp.                       11,894,631
                                                        ------------
COMMUNICATIONS (8.8%)
         159,800       Comverse Technology                14,861,400
          45,900       E-Tek Dynamics                     12,108,994
         132,100       Efficient Networks                  9,717,606
          87,700       JDS Uniphase                       10,513,037
         319,600       McLeodUSA Inc.                      6,611,725
          53,200       Next Level Communications           4,561,900
         169,393       NTL Inc.                           10,142,406
          65,500       Redback Networks                   11,659,000
                                                        ------------
                                                          80,176,068
                                                        ------------
CONSUMER CYCLICALS (7.9%)
         297,700       Emmis Communications               12,317,337
         159,800       Entercom Communications             7,790,250
         228,900       Gemstar International Group        14,066,620
         178,800       Harley-Davidson                     6,883,800
         132,200       Univision Communications           13,682,700
         212,700       USA Networks                        4,599,638
         372,400       Westwood One                       12,708,150
                                                        ------------
                                                          72,048,495
                                                        ------------
CONSUMER STAPLES (0.8%)
         145,700       Estee Lauder                        7,203,044
                                                        ------------
ELECTRICAL EQUIPMENT (15.0%)
          58,100       Altera Corp.                        5,922,569
          78,100       Analog Devices                      5,935,600
         150,400       Applied Micro Circuits             14,852,000
         303,100       Atmel Corp.                        11,176,813
          38,300       Broadcom Corp.                      8,385,306
          30,400       Brocade Communications Systems      5,577,925
         278,000       Conexant Systems                   13,517,750

       Number                                              Market
      of Shares                                           Value(1)
---------------------                                   ------------
          87,100       GlobeSpan, Inc.                  $ 10,633,005
         112,900       Integrated Device Technology        6,759,887
         169,500       Intersil Holding                    9,163,594
         138,600       Jabil Circuit                       6,878,025
         189,100       KLA-Tencor                         11,074,169
         112,200       Millipore Corp.                     8,457,075
         102,800       National Semiconductor              5,833,900
          39,800       PMC-Sierra                          7,071,962
          27,300       Rambus Inc.                         2,811,900
          44,000       Vishay Intertechnology              1,669,250
                                                        ------------
                                                         135,720,730
                                                        ------------
ENERGY (7.5%)
         306,400       Calpine Corporation                20,145,800
         120,400       Coastal Corp.                       7,329,350
         151,500       Cooper Cameron                      9,999,000
          58,100       Dynegy Inc.                         3,968,956
         420,200       Rowan Companies                    12,763,575
         347,600       Union Pacific Resources Group       7,647,200
         153,300       Weatherford International           6,103,256
                                                        ------------
                                                          67,957,137
                                                        ------------
FINANCE (0.4%)
          85,300       eSPEED, Inc.                        3,705,219
                                                        ------------
FINANCIAL SERVICES (2.1%)
         134,000       Capital One Financial               5,979,750
          61,000       Lehman Brothers Holdings            5,768,312
          83,300       Providian Financial                 7,497,000
                                                        ------------
                                                          19,245,062
                                                        ------------
HARDWARE (4.6%)
         152,800       Flextronics International          10,495,450
         134,300       Network Appliance                  10,811,150
          37,100       QLogic Corp.                        2,450,919
         213,000       Sanmina Corp.                      18,211,500
                                                        ------------
                                                          41,969,019
                                                        ------------
HEALTH CARE (11.8%)
          42,500       ALZA Corp.                          2,512,813
         115,000       Forest Laboratories                11,615,000
         407,800       Health Management Associates        5,326,888
          46,100       Human Genome Sciences               6,148,588

Neuberger Berman Advisers Management Trust             June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

          Growth Portfolio

       Number                                              Market
      of Shares                                           Value(1)
---------------------                                   ------------
          59,800       IDEC Pharmaceuticals             $  7,015,287
         112,400       Immunex Corp.                       5,556,775
         103,950       King Pharmaceuticals                4,560,806
         206,400       MedImmune, Inc.                    15,273,600
          76,200       Millennium Pharmaceuticals          8,524,875
          94,000       MiniMed Inc.                       11,092,000
         162,900       PE Corp.-PE Biosystems Group       10,731,037
         100,200       QLT PhotoTherapeutics               7,746,712
          93,800       Sepracor Inc.                      11,314,625
                                                        ------------
                                                         107,419,006
                                                        ------------
INTERNET (11.4%)
         104,800       Art Technology Group               10,578,250
         108,900       BroadVision, Inc.                   5,533,481
          67,800       Clarent Corp.                       4,847,700
          93,300       Digex, Inc.                         6,338,569
         283,500       Intuit Inc.                        11,729,812
         121,300       Phone.com                           7,899,663
         351,800       Portal Software                    22,471,225
          82,800       PurchasePro.com                     3,394,800
         198,200       Safeguard Scientifics               6,354,788
          61,500       VeriSign, Inc.                     10,854,750
         252,700       Vignette Corp.                     13,144,348
                                                        ------------
                                                         103,147,386
                                                        ------------
RETAIL (4.2%)
         176,200       Best Buy                           11,144,650
         329,000       Limited, Inc.                       7,114,625
          35,400       Quaker Oats                         2,659,425
         218,800       Starbucks Corp.                     8,355,425
         132,100       Tiffany & Co.                       8,916,750
                                                        ------------
                                                          38,190,875
                                                        ------------
SOFTWARE (9.1%)
          66,200       Adobe Systems                       8,606,000
         281,000       Bea Systems                        13,891,938
          62,500       Mercury Interactive                 6,046,875
          59,300       Micromuse Inc.                      9,813,223
         362,800       Peregrine Systems                  12,584,625
         150,800       Rational Software                  14,014,975

       Number                                              Market
      of Shares                                           Value(1)
---------------------                                   ------------
          99,800       RealNetworks, Inc.               $  5,046,138
         109,975       VERITAS Software                   12,428,893
                                                        ------------
                                                          82,432,667
                                                        ------------
TELECOMMUNICATIONS (5.3%)
         149,000       Amdocs Limited                     11,435,750
         191,400       Intermedia Communications           5,694,150
         239,000       Metromedia Fiber Network            9,485,312
          21,200       SDL, Inc.                           6,045,975
          58,900       VoiceStream Wireless                6,849,886
         247,100       WinStar Communications              8,370,513
                                                        ------------
                                                          47,881,586
                                                        ------------
                       TOTAL COMMON STOCKS
                       (COST $623,195,888)               850,552,844
                                                        ------------

      Principal
       Amount
---------------------
                       CORPORATE COMMERCIAL PAPER
                       (4.5%)
    $  8,000,000       American Express Credit,
                       6.78%, due 7/5/00                   7,993,973
      15,000,000       Goldman Sachs Group, 6.65%,
                       due 7/6/00                         14,986,146
      10,000,000       Ford Motor Credit Co., 6.60%,
                       due 7/11/00                         9,981,667
       7,500,000       General Electric Capital
                       Corp., 6.68%, due 7/12/00           7,484,692
                                                        ------------
                       TOTAL CORPORATE COMMERCIAL
                       PAPER (COST $40,446,478)           40,446,478(2)
                                                        ------------
                       REPURCHASE AGREEMENT (1.6%)
      14,885,000       State Street Bank and Trust
                       Co. Repurchase Agreement,
                       6.65%, due 7/3/00, dated
                       6/30/00, Maturity Value
                       $14,893,249, Collateralized by
                       $15,165,000 Fannie Mae,
                       Medium-Term Notes, 6.40%,
                       due 9/27/01 (Collateral Value
                       $15,335,606) (COST
                       $14,885,000)                       14,885,000(2)
                                                        ------------

      Principal                                            Market
       Amount                                             Value(1)
---------------------                                   ------------

Neuberger Berman Advisers Management Trust             June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

          Growth Portfolio

      Principal                                            Market
       Amount                                             Value(1)
---------------------                                   ------------
                       SHORT-TERM INVESTMENTS (8.7%)
    $ 78,914,655       N&B Securities Lending Quality
                       Fund, LLC
                       (COST $78,914,655)               $ 78,914,655(2)
                                                        ------------
                       TOTAL INVESTMENTS (108.5%)
                       (COST $757,442,021)               984,798,977(3)
                       Liabilities, less cash,
                       receivables and other assets
                       [(8.5%)]                          (77,403,661)
                                                        ------------
                       TOTAL NET ASSETS (100.0%)        $907,395,316
                                                        ------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

NOTES TO SCHEDULE OF INVESTMENTS
Neuberger Berman Advisers Management Trust             June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
          Growth Portfolio
1) Investment securities of the Fund are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. The Fund values all other securities by a method the trustees of the Trust believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
2) At cost, which approximates market value.
3) At June 30, 2000, the cost of investments for U.S. Federal income tax purposes was $757,818,795. Gross unrealized appreciation of investments was $246,417,629 and gross unrealized depreciation of investments was $19,437,447, resulting in net unrealized appreciation of $226,980,182, based on cost for U.S. Federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Growth Portfolio

                                                      June 30,
                                                        2000
                                                     (UNAUDITED)
                                                    -------------
ASSETS
      Investments in securities, at market value
       (Cost $757,442,021)
        (Note A)--see Schedule of Investments       $984,798,977
      Cash                                                    97
      Receivable for securities sold                   3,765,487
      Dividends and interest receivable                2,144,954
      Receivable for Fund shares sold                     91,937
      Prepaid expenses and other assets                   45,748
                                                    -------------
                                                     990,847,200
                                                    -------------
LIABILITIES
      Payable for collateral on securities loaned
       (Note A)                                       78,914,655
      Payable for securities purchased                   911,721
      Payable for Fund shares redeemed                   888,459
      Payable to investment manager (Note B)             357,402
      Payable to administrator (Note B)                  206,158
      Accrued expenses and other payables              2,173,489
                                                    -------------
                                                      83,451,884
                                                    -------------
NET ASSETS at value                                 $907,395,316
                                                    -------------

NET ASSETS consist of:
      Par value                                     $     22,888
      Paid-in capital in excess of par value         512,220,783
      Accumulated undistributed net investment
       loss                                           (1,596,793)
      Accumulated net realized gains on
       investments                                   169,391,482
      Net unrealized appreciation in value of
       investment securities                         227,356,956
                                                    -------------
NET ASSETS at value                                 $907,395,316
                                                    -------------

SHARES OUTSTANDING
      ($.001 par value; unlimited shares
       authorized)                                    22,888,180
                                                    -------------

NET ASSET VALUE, offering and redemption price per
  share                                                   $39.64
                                                    -------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Growth Portfolio

                                                          For the
                                                        Six Months
                                                           Ended
                                                         June 30,
                                                           2000
                                                        (UNAUDITED)
                                                     -----------------
INVESTMENT INCOME
    Income:
      Interest income                                $       1,775,747
      Dividend income                                          196,704
                                                     -----------------
        Total income                                         1,972,451
                                                     -----------------
    Expenses:
      Investment management fee (Note B)                     2,115,732
      Administration fee (Note B)                            1,217,791
      Custodian fees (Note B)                                   92,754
      Trustees' fees and expenses                               40,192
      Interest expense (Note D)                                 29,293
      Auditing fees                                             27,935
      Legal fees                                                20,974
      Shareholder reports                                       10,839
      Miscellaneous                                             15,711
                                                     -----------------
        Total expenses                                       3,571,221
      Expenses reduced by custodian fee expense
       offset arrangement (Note B)                              (1,977)
                                                     -----------------
        Total net expenses                                   3,569,244
                                                     -----------------
        Net investment loss                                 (1,596,793)
                                                     -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain on investment securities
     sold                                                  170,276,205
    Change in net unrealized appreciation of
     investment securities                                 (81,978,363)
                                                     -----------------
        Net gain on investments                             88,297,842
                                                     -----------------
        Net increase in net assets resulting from
        operations                                   $      86,701,049
                                                     -----------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Growth Portfolio

                                           Six Months
                                             Ended          Year
                                            June 30,       Ended
                                              2000      December 31,
                                          (UNAUDITED)       1999
                                          --------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment loss                   $ (1,596,793) $ (2,447,440)
    Net realized gain on investments       170,276,205    68,152,221
    Change in net unrealized
     appreciation (depreciation) of
     investments                           (81,978,363)  169,900,476
                                          --------------------------
    Net increase in net assets resulting
     from operations                        86,701,049   235,605,257
                                          --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net realized gain on investments       (65,271,112)  (30,380,350)
                                          --------------------------
FROM FUND SHARE TRANSACTIONS:
    Proceeds from shares sold              411,020,051   317,682,211
    Proceeds from reinvestment of
     distributions                          65,271,112    30,380,350
    Payments for shares redeemed          (323,108,421) (436,876,389)
                                          --------------------------
    Net increase (decrease) from Fund
     share transactions                    153,182,742   (88,813,828)
                                          --------------------------
NET INCREASE IN NET ASSETS                 174,612,679   116,411,079
NET ASSETS:
    Beginning of period                    732,782,637   616,371,558
                                          --------------------------
    End of period                         $907,395,316  $732,782,637
                                          --------------------------
    Accumulated undistributed net
     investment loss at end of period     $ (1,596,793) $         --
                                          --------------------------

NUMBER OF FUND SHARES:
    Sold                                    10,306,164    11,942,302
    Issued on reinvestment of
     distributions                           1,473,056     1,311,759
    Redeemed                                (8,549,890)  (17,039,728)
                                          --------------------------
    Net increase (decrease) in shares
     outstanding                             3,229,330    (3,785,667)
                                          --------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
Neuberger Berman Advisers Management Trust             June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
          Growth Portfolio

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Growth Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eight separate operating series (the "Funds"). The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.
      The assets of each fund belong only to that fund, and the liabilities of each fund are borne solely by that fund and no other.
      Prior to May 1, 2000, the Fund was part of a master/feeder structure, investing all of its net investable assets in AMT Growth Investments, a series of Advisers Managers Trust. Effective May 1, 2000, the Fund converted to a conventional fund structure. The Fund redeemed its investment in AMT Growth Investments in return for delivery of the portfolio securities, at current net asset value, subject to the liabilities of AMT Growth Investments.
2) PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.
3) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.
4) TAXES: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, the Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.
5) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Income dividends and distributions from net realized capital gains, if any, are normally distributed in February. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains.
      The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences

Neuberger Berman Advisers Management Trust             June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
          Growth Portfolio
   in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.
6) EXPENSE ALLOCATION: Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributed to a fund are allocated, on the basis of relative net assets, to each of the Funds.
7) SECURITY LENDING: Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund will not lend securities on which covered call options have been written, or lend securities on terms which would prevent investors from qualifying as a regulated investment company. The Fund entered into a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Fund receives cash collateral equal to at least 100% of the current market value of the loaned securities. The Fund invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trust's investment manager. Income earned on the investment vehicle is paid to Morgan monthly. The Fund receives a fee, payable monthly, negotiated by the Fund and Morgan, based on the number and duration of the lending transactions. At June 30, 2000, the value of the securities loaned and the value of the collateral were $77,367,330 and $78,914,655, respectively.
8) REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

NOTE B -- MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND
          OTHER TRANSACTIONS WITH AFFILIATES:
   Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies.
   The Fund retains Neuberger Berman Management Inc. ("Management") as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average daily net assets in excess of $1.5 billion.
   The Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Fund pays Management an administration fee at the annual rate of 0.30% of the Fund's average daily net assets.
   Effective May 1, 1995, the trustees of the Trust adopted a non-fee distribution plan for each series of the Trust.

Neuberger Berman Advisers Management Trust             June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
          Growth Portfolio

   Management has contractually undertaken through April 30, 2001 to reimburse the Fund for its operating expenses (excluding the fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets. For the six months ended June 30, 2000, no reimbursement to the Fund was required.
   Management and Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to the Fund, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.
   The Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $1,977.

NOTE C -- SECURITIES TRANSACTIONS:
   During the six months ended June 30, 2000, there were purchase and sale transactions (excluding short-term securities) of $526,650,289 and $480,743,827, respectively.
   During the six months ended June 30, 2000, brokerage commissions on securities transactions amounted to $304,976, of which Neuberger received $77,207, and other brokers received $227,769.

NOTE D -- LINE OF CREDIT:
   At June 30, 2000, the Fund was a holder of a single committed, unsecured $100,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.75% per annum. A facility fee of 0.09% (0.07% prior to October 1, 1999) per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all the participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that the Fund will have access to the entire $100,000,000 at any particular time. During the period ended June 30, 2000, the Fund utilized this line of credit. The average loan amount outstanding (total of daily outstanding principal balances divided by the number of days with debt outstanding) during the period was $54,427,634, the average interest rate was 6.46%, and the total interest expense on such borrowings was $29,293. The Fund had no loans outstanding pursuant to this line of credit at June 30, 2000.

NOTE E -- UNAUDITED FINANCIAL INFORMATION:
   The financial information included in this interim report is taken from the records of the Fund without audit by independent auditors. Annual reports contain audited financial statements.

FINANCIAL HIGHLIGHTS
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Growth Portfolio(1)
   The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.(2)

                           Six Months Ended
                               June 30,
                                 2000                                        Year Ended December 31,
                             (UNAUDITED)             1999             1998             1997             1996             1995
                           -------------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period                $37.27              $26.29           $30.54           $25.78           $25.86           $20.31
                           -------------------------------------------------------------------------------------------------------
Income From Investment
 Operations
    Net Investment
     Income (Loss)                    (.08)               (.12)            (.10)            (.03)            (.07)             .01
    Net Gains or Losses
     on Securities (both
     realized and
     unrealized)                      5.74               12.51             4.12             7.06             2.34             6.26
                           -------------------------------------------------------------------------------------------------------
      Total From
       Investment
       Operations                     5.66               12.39             4.02             7.03             2.27             6.27
                           -------------------------------------------------------------------------------------------------------
Less Distributions
    Dividends (from net
     investment income)                 --                  --               --               --             (.01)            (.05)
    Distributions (from
     net capital gains)              (3.29)              (1.41)           (8.27)           (2.27)           (2.34)            (.67)
                           -------------------------------------------------------------------------------------------------------
      Total
       Distributions                 (3.29)              (1.41)           (8.27)           (2.27)           (2.35)            (.72)
                           -------------------------------------------------------------------------------------------------------
Net Asset Value, End of
 Period                             $39.64              $37.27           $26.29           $30.54           $25.78           $25.86
                           -------------------------------------------------------------------------------------------------------
Total Return(3)                     +14.26%(4)          +50.40%          +15.53%          +29.01%           +9.14%          +31.73%
                           -------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of
     Period (in
     millions)                      $907.4              $732.8           $616.4           $583.7           $566.4           $537.8
                           -------------------------------------------------------------------------------------------------------
    Ratio of Gross
     Expenses to Average
     Net Assets(5)                     .88%(6)             .92%             .92%             .90%             .92%             .90%
                           -------------------------------------------------------------------------------------------------------
    Ratio of Net
     Expenses to Average
     Net Assets                        .88%(6)             .92%             .92%             .90%             .92%             .90%
                           -------------------------------------------------------------------------------------------------------
    Ratio of Net
     Investment Income
     (Loss) to Average
     Net Assets                       (.39)%(6)           (.46)%           (.41)%           (.11)%           (.30)%            .04%
                           -------------------------------------------------------------------------------------------------------
    Portfolio Turnover
     Rate                               62%                119%              83%             113%              57%              48%
                           -------------------------------------------------------------------------------------------------------

 SEE NOTES TO FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL HIGHLIGHTS
Neuberger Berman Advisers Management Trust             June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
          Growth Portfolio
1) The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of AMT Growth Investment's income and expenses under the prior master/feeder fund structure.
2) The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.
3) Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.
4) Not annualized.
5) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
6) Annualized.